UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 16, 2016

HAMPSHIRE GROUP, LIMITED

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-20201 (Commission File Number)	06-0967107 (I.R.S. Employer Identification No.)

114 W. 41st Street, New York, New York (Address of principal executive offices)	10036 (Zip code)

(212) 840-5666

(Registrant’s telephone number including area code)

Not applicable

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition.

On February 16, 2016, Hampshire Group, Limited (the “Company”) released an Investor Day Presentation, which, among other things, contains management’s estimates of the results of operation for the year ended December 31, 2015. A copy of the Investor Day Presentation is attached hereto as Exhibit 99.1 and the information concerning 2015 estimated results of operations is incorporated herein by reference. A copy is also available on the Company’s website at http://www.hamp.com/investor_relations.htm.

The information being furnished pursuant to this Item 2.02 and Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

The Investor Day Presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of the federal securities laws. This document should be read in conjunction with “Cautionary Disclosure Regarding Forward-Looking Statements” contained in the Investor Day Presentation and the risk factors included in the Company’s periodic reports filed with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, that discuss important factors that could cause the Company’s results to differ materially from those anticipated in such forward-looking statements.

Item 7.01         Regulation FD Disclosure.

The information under Item 2.02 above, including the entire Investor Day Presentation attached hereto as Exhibit 99.1, is incorporated herein by reference.

As previously announced, the Company is holding an Investor Day meeting and presentation on February 16, 2016 focused on a review of the Company’s business. A replay of the meeting will be available on the investor relations section of the Company’s website (http://www.hamp.com/investor_relations.htm) within an hour after the completion of the meeting, and will remain available for 90 days.

Item 9.01         Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.      Description

99.1                   Investor Day Presentation of Hampshire Group, Limited dated February 16, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAMPSHIRE GROUP, LIMITED

By:	/s/ William Drozdowski
Name: William Drozdowski
Title: Interim Chief Financial Officer

Dated: February 16, 2016

Exhibit Index

Exhibit No.                   Description

99.1                    Investor Day Presentation of Hampshire Group, Limited dated February 16, 2016.